UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2016

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street 34th Floor
New York, NY 10004
(Address, including zip code, of Principal Executive Offices)

(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 21, 2016, First Capital Real Estate Trust Incorporated (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The Company engaged MaloneBailey LLP (“MaloneBailey”) as its new independent registered public accounting firm as of November 21, 2016. The decision to appoint MaloneBailey and dismiss Marcum was subsequently approved by the independent directors of the board of directors of the Company.

Marcum has not issued any audit reports on the Company’s consolidated financial statements.

During the fiscal year ended December 31, 2015 and the subsequent interim period through November 21, 2016, (i) there were no disagreements between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except there existed a difference of opinion, based on preliminary information, between the Company and Marcum as it relates to the accounting treatment of the transaction entered into on September 15, 2015, by the Company, the Company’s sponsor, advisor, property manager, the Company’s former chairman and chief executive officer and certain other affiliated entities, with Suneet Singal, the Company’s current chairman and chief executive officer, First Capital Real Estate Investments, LLC and certain other affiliated entities, which transaction is described in the Current Report on Form 8-K filed by the Company on September 21, 2015. The difference of opinion was not resolved with Marcum prior to their dismissal by the Company. Marcum was not engaged to audit the fiscal year ended December 31, 2014.

The Company has provided Marcum with a copy of the foregoing statements and has requested and received from Marcum a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the above statements. A copy of the letter from Marcum is attached as Exhibit 16.1 to this Form 8-K.

During the most recent fiscal year and the subsequent interim period through November 21, 2016, neither the Company nor anyone acting on behalf of the Company consulted MaloneBailey regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Marcum to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST
INCORPORATED

Date: December 1, 2016	By:	/s/ Suneet Singal
		Name:	Suneet Singal
		Title:	Chief Executive Officer